UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2017 (November 19, 2017)

CLOUD SECURITY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-54440	27-4479356
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2 Park Plaza, Suite 400

Irvine, CA 92691

(Address of principal executive office)

(949) 769-3536

(Registrant's telephone number, including area code)

_________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Cloud Security Corporation (the “Company”) deeply regrets to announce that on November 19, 2017, Mr. Michael R. Dunn, the Company’s Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer, and director, died unexpectedly. Mr. Dunn’s position on the board will remain open until the Company is able to find a suitable replacement.

On November 28, 2017, the Chairman of the Board of Directors, Mr. Qingxi (“Sunny”) Huang, was appointed as the Company’s Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer to serve until his removal, resignation, or until his successor is duly appointed. Mr. Huang accepted such appointment on November 28, 2017.

The biography of Mr. Huang, was filed as a part of the Company’s current report on Form 8-K/A as filed with the Commission on August 31, 2017 and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

November 30, 2017	CLOUD SECURITY CORPORATION

/s/Qingxi Huang____
Name: Qingxi Huang
Title: Chief Executive Officer

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